GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class T Shares of the

Goldman Sachs Small Cap Value Fund

(the “Fund”)

Supplement dated November 30, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated

April 28, 2017, as supplemented to date

Effective December 29, 2017, the Fund is generally closed to new investors. Purchases into new accounts will be accepted only through the close of business on December 29, 2017. After December 29, 2017, purchases into new accounts generally will no longer be accepted.

Current shareholders and certain other categories of investors may still be eligible to purchase shares. For more information, see “What Else Should I Know About Share Purchases?” in the Shareholder Guide of the Prospectus.

Exchanges into the Fund from other Goldman Sachs Funds are not permitted, except for current Fund shareholders and for those other categories of investors as specified in the Prospectus.

The Trust and Goldman Sachs reserve the right to open the Fund to new investors at a future date without prior notice.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

EQVAL5CLSRE 11-17